UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ☒                             Filed by a Party other than the Registrant
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

Portland General Electric Company
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)    Title of each class of securities to which the transaction applies:

(2)    Aggregate number of securities to which the transaction applies:

(3)    Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of the transaction:

(5)    Total fee paid:

☐    Fee paid previously with preliminary materials.
☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

PORTLAND GENERAL ELECTRIC COMPANY ATTN: JARDON JARAMILLO 121 SW SALMON STREET 1 WTC0509 PORTLAND, OR 97204	VOTE BY INTERNET - www.proxyvote.com
Before The Meeting - Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 20, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 18, 2023 for shares held in an Employee Stock Purchase Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/POR2023
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 20, 2023 for shares held directly and by 11:59 p.m. Eastern Time on April 18, 2023 for shares held in an Employee Stock Purchase Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PORTLAND GENERAL ELECTRIC COMPANY

The Board of Directors recommends a vote FOR each director nominee:					The Board of Directors recommends a vote FOR the following proposals:
1	Election of Directors						For	Against	Abstain
	Nominees:	For	Against	Abstain	2	To approve, by a non- binding vote, the compensation of the Company's named executive officers.	☐	☐	☐
1a.	Dawn Farrell	☐	☐	☐
1b.	Mark Ganz	☐	☐	☐
1c.	Marie Oh Huber	☐	☐	☐	3	To ratify the appointment of Deloitte and Touche LLP as the Company's independent registered public accounting firm for the fiscal year 2022.	☐	☐	☐
1d.	Kathryn Jackson, PhD	☐	☐	☐
1e.	Michael Lewis	☐	☐	☐
1f.	Michael Millegan	☐	☐	☐
1g.	Lee Pelton, PhD	☐	☐	☐	4	To approve the Amended and Restated Portland General Electric Company Stock Incentive Plan.	☐	☐	☐
1h.	Patricia Pineda	☐	☐	☐
1i.	Maria Pope	☐	☐	☐
1j.	James Torgerson	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date	Signature (Joint Owners)				Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com or
investors.portlandgeneral.com.

PORTLAND GENERAL ELECTRIC COMPANY
Annual Meeting of Shareholders
April 21, 2023, 8:00 a.m. Pacific Time
This proxy is solicited on behalf of the Board of Directors

The Portland General Electric Company 2023 virtual Annual Meeting of Shareholders will be held on Friday, April 21, 2023, at 8:00 a.m. Pacific Time, virtually at www.virtualshareholdermeeting.com/POR2023. The undersigned, having received the Notice and accompanying Proxy Statement for said meeting, hereby constitutes and appoints M. Lee Pelton, Maria M. Pope, James A. Ajello, and Angelica Espinosa, or any of them, his/her true and lawful agents and proxies, with power of substitution and resubstitution in each, to represent and vote all the shares of Common Stock of Portland General Electric Company held of record by the undersigned on February 21, 2023 at the Annual Meeting of Shareholders scheduled to be held on April 21, 2023, or at any adjournment or postponement thereof, on all matters coming before said meeting. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" each director nominee, "FOR" approval of the compensation of named executive officers, "FOR" ratification of the appointment of Deloitte & Touche LLP as Portland General Electric Company's independent registered public accounting firm for fiscal year 2023, "FOR" approval of the Amended and Restated Portland General Electric Company Stock Incentive Plan, and in the discretion of the proxies with respect to such other business as may properly come before the meeting and at any adjournment or postponements thereof.

Your Vote is Important

To vote through the internet or by telephone, see instructions on reverse side of this card. To vote by mail, sign and date this card on the reverse side and mail promptly in the postage-paid envelope.

Continued and to be signed on reverse side